Acquisitions (Tables)	6 Months Ended
Jun. 30, 2016
Business Combinations [Abstract]
Business Acquisition, Pro Forma Information [Table Text Block]
The consolidated statements of operations include the results of the Merger beginning on June 23, 2016. The following unaudited pro forma information assumes that (i) the Merger occurred on January 1, 2015; (ii) $500.0 million was borrowed to fund the Merger consideration on January 1, 2015, resulting in increased interest and debt expense of $8.2 million, $17.2 million, $9.0 million and $18.0 million for the three and six months ended June 30, 2016 and 2015, respectively; and (iii) income tax expense increased as a result of the increased net income attributable to Western Refining, Inc. offset by increased interest and debt expense of $8.7 million, $6.9 million, $25.0 million and $45.8 million, for the three and six months ended June 30, 2016 and 2015, respectively.

	Unaudited Pro Forma for the
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
	(In thousands, except per share data)
Net sales	$2,107,308	$2,828,892	$3,562,812	$5,147,622
Operating income	163,472	315,393	242,099	571,386
Net income	85,991	179,865	118,368	324,970
Net income attributable to Western Refining, Inc.	79,521	174,475	107,195	314,397

Basic earnings per share	$0.73	$1.55	$0.98	$2.79
Diluted earnings per share	0.72	1.55	0.97	2.79